UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 13, 2010

CORPORATE OFFICE PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-14023	23-2947217
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

6711 Columbia Gateway Drive, Suite 300
Columbia, Maryland 21046
(Address of principal executive offices)

(443) 285-5400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the 2010 Annual Meeting of Shareholders held on May 13, 2010, the shareholders of Corporate Office Properties Trust (the “Registrant”) approved the Corporate Office Properties Trust Amended and Restated 2008 Omnibus Equity and Incentive Plan (the “Plan”), under which the Registrant may issue equity-based awards to officers, employees, non-employee trustees and any other key persons of the Registrant and its subsidiaries.  The Plan provides for a maximum of 5,900,000 shares of the Registrant’s common shares of beneficial interest, of which 3,000,000 were added pursuant to the recently approved amendment and restatement, to be issued in the form of share options, share appreciation rights, deferred share awards, restricted share awards, unrestricted share awards, performance shares, dividend equivalent rights and other equity-based awards and for the granting of cash-based awards.  A description of the material terms of the Plan can be found in the section of the Definitive Proxy Statement on Schedule 14A filed by the Registrant on March 30, 2010 entitled “Proposal 2—Approval of the Amended and Restated 2008 Omnibus Equity and Incentive Plan,” in the subsection entitled “Summary of the Amended and Restated 2008 Plan,” and is incorporated by reference into this Form 8-K.

The foregoing summary is qualified in its entirety by reference to the Plan, which is filed as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 5.03            Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 13, 2010, the Registrant amended Article VI, Section 6.1 of its Amended and Restated Declaration of Trust to increase the number of common shares of beneficial interest authorized to be issued from 75,000,000 to 125,000,000.

The foregoing summary is qualified in its entirety by reference to the amendment, which is filed as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.

Item 5.07            Submission of Matters to a Vote of Security Holders

On May 13, 2010, the Registrant held its Annual Meeting of Shareholders.  At such meeting, the shareholders voted on the election of eleven trustees, each for a one-year term, approval of the Registrant’s Amended and Restated 2008 Omnibus Equity and Incentive Plan and the ratification of the appointment of PricewaterhouseCoopers LLP as the Registrant’s independent registered public accounting firm for the current fiscal year.  The voting results at the meeting were as follows:

Proposal 1: Election of Trustees

		Shares
Name of Nominee	Share For	Withheld	Shares Abstain	Non-Votes
Jay H. Shidler	48,268,704	914,864	—	2,621,769
Clay W. Hamlin, III	48,363,626	819,942	—	2,621,769
Thomas F. Brady	46,867,150	2,316,418	—	2,621,769
Robert L. Denton	48,324,235	859,333	—	2,621,769
Douglas M. Firstenberg	47,011,926	2,171,642	—	2,621,769
Randall M. Griffin	48,595,596	587,972	—	2,621,769
David M. Jacobstein	48,698,749	484,819	—	2,621,769
Steven D. Kesler	48,599,406	584,162	—	2,621,769
Kenneth S. Sweet, Jr.	46,714,249	2,469,319	—	2,621,769
Richard Szafranski	48,416,563	767,005	—	2,621,769
Kenneth D. Wethe	48,546,100	637,468	—	2,621,769

	Votes Cast			Broker
	For	Against	Abstain	Non-votes
Proposal 2: Approval of the Amended and Restated 2008 Omnibus Equity and Incentive Plan	38,234,899	10,515,015	433,653	2,621,769

Proposal 3: Ratification of the Appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for the Current Fiscal Year	51,014,202	384,146	406,988	—

Item 9.01          Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description
3.1	Articles of Amendment of Amended and Restated Declaration of Trust
99.1	Corporate Office Properties Trust Amended and Restated 2008 Omnibus Equity and Incentive Plan (1)

(1)          Incorporated herein by reference to Annex A to the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission by Corporate Office Properties Trust on March 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 19, 2010

CORPORATE OFFICE PROPERTIES TRUST

By:	/s/ Stephen E. Riffee
Name:	Stephen E. Riffee
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Articles of Amendment of Amended and Restated Declaration of Trust
99.1	Corporate Office Properties Trust Amended and Restated 2008 Omnibus Equity and Incentive Plan (1)

(1)          Incorporated herein by reference to Annex A to the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission by Corporate Office Properties Trust on March 30, 2010.